UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2019

HOVNANIAN ENTERPRISES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8551 (Commission File Number)	22-1851059 (IRS Employer Identification No.)

90 Matawan Road, Fifth Floor

Matawan, New Jersey 07747
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock $0.01 par value per share	HOV	New York Stock Exchange
Preferred Stock Purchase Rights (1)	N/A	New York Stock Exchange
Depositary Shares each representing 1/1,000th of a share of 7.625% Series A Preferred Stock	HOVNP	Nasdaq Global Market

(1) Each share of Class A Common Stock includes an associated Preferred Stock Purchase Right. Each Preferred Stock Purchase Right initially represents the right, if such Preferred Stock Purchase Right becomes exercisable, to purchase from the Company one ten-thousandth of a share of its Series B Junior Preferred Stock for each share of Common Stock. The Preferred Stock Purchase Rights currently cannot trade separately from the underlying Common Stock.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 21, 2019, Hovnanian Enterprises, Inc. (the “Company”) issued a press release announcing that K. Hovnanian Enterprises, Inc., the Company’s wholly-owned subsidiary (“K. Hovnanian”), has amended certain terms of its previously announced offers to exchange (the “Exchange Offers”) K. Hovnanian’s outstanding 10.000% senior secured notes due 2022 (the “Old 2022 Notes”) and 10.500% senior secured notes due 2024 (the “Old 2024 Notes” and, together with the Old 2022 Notes, the “Old Notes”) for up to $240,000,000 aggregate principal amount (the “New Notes Cap”) of the 10.000% 1.75 Lien Notes due 2025 (the “New 2025 Notes”) to be issued by K. Hovnanian and guaranteed by the Company and substantially all of its subsidiaries, other than K. Hovnanian, its home mortgage subsidiaries, certain of its title insurance subsidiaries, joint ventures and subsidiaries holding interests in joint ventures (collectively, the “Guarantors”) and solicitations of consents from each holder of Old Notes to certain proposed amendments to the indenture governing the Old Notes (the “Consent Solicitations”), which Exchange Offers and Consent Solicitations are being made on the terms and subject to the conditions set forth in the Confidential Offering Memorandum and Consent Solicitation Statement, dated November 4, 2019 (the “Offering Memorandum”). Additionally, the Company and K. Hovnanian announced today that, in connection with K. Hovnanian’s Exchange Offers and Consent Solicitations, the early participation date had passed and the withdrawal deadline had expired at 5:00 p.m., New York City time, on November 18, 2019. Other than the amendments described below, the terms of the Exchange Offers and Consent Solicitations remain the same as set forth in the Offering Memorandum.

The amendment to the Exchange Offers amends the definition of “Permitted Indebtedness” in the indenture governing the New 2025 Notes to clarify the allocation of New 2025 Notes issued in the Exchange Offers and in exchange for unsecured debt obligations. The amendments to the Consent Solicitations provide that the elimination of the asset dispositions covenant is not included in the proposed amendments and clarify that the proposed amendments will not affect the obligations of subsidiaries that are Guarantors on the issue date of the New 2025 Notes to continue to grant their assets as collateral for the Old Notes.

In addition, the Company and K. Hovnanian announced that, if New 2025 Notes are issued in an amount less than the New Notes Cap, then in connection with the completion of the Exchange Offers, K. Hovnanian expects to exchange certain of its outstanding unsecured indebtedness for debt that is secured on a pari passu basis with the New 2025 Notes (the “New Pari Passu Debt”) to be issued or borrowed by K. Hovnanian and guaranteed by the Guarantors in an aggregate principal amount not to exceed the amount equal to the New Notes Cap less the amount of New 2025 Notes issued in the Exchange Offers. The terms of the New Pari Passu Debt may differ from the New 2025 Notes.

A copy of the press release announcing the amendments to the Exchange Offers and Consent Solicitations is attached hereto as Exhibit 99.1 and is incorporated herein by reference into this Item 8.01.

The New 2025 Notes have not been and will not be registered under the Securities Act or any state securities laws. The New 2025 Notes may not be offered or sold within the United States or to U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This current report is neither an offer to purchase or sell nor a solicitation of an offer to sell or buy the Old Notes, the New 2025 Notes or any other securities of the Company or K. Hovnanian. This current report also is not a solicitation of consents to the proposed amendments to the indenture governing the Old Notes. The Exchange Offers and the Consent Solicitations are being made solely on the terms and subject to the conditions set forth in the Offering Memorandum as supplemented and the information in this current report is qualified by reference to such Offering Memorandum as supplemented.

All statements in this current report that are not historical facts should be considered as “Forward-Looking Statements” within the meaning of the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such forward-looking statements include but are not limited to statements related to the Company’s goals and expectations with respect to its financial results for future financial periods. Although the Company believes that its plans, intentions and expectations reflected in, or suggested by, such forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors. Such risks, uncertainties and other factors include, but are not limited to, (1) changes in general and local economic, industry and business conditions and impacts of a significant homebuilding downturn; (2) adverse weather and other environmental conditions and natural disasters; (3) high leverage and restrictions on the Company’s operations and activities imposed by the agreements governing the Company’s outstanding indebtedness; (4) availability and terms of financing to the Company; (5) the Company’s sources of liquidity; (6) changes in credit ratings; (7) the seasonality of the Company’s business; (8) the availability and cost of suitable land and improved lots and sufficient liquidity to invest in such land and lots; (9) shortages in, and price fluctuations of, raw materials and labor; (10) reliance on, and the performance of, subcontractors; (11) regional and local economic factors, including dependency on certain sectors of the economy, and employment levels affecting home prices and sales activity in the markets where the Company builds homes; (12) fluctuations in interest rates and the availability of mortgage financing; (13) increases in cancellations of agreements of sale; (14) changes in tax laws affecting the after-tax costs of owning a home; (15) operations through unconsolidated joint ventures with third parties; (16) government regulation, including regulations concerning development of land, the home building, sales and customer financing processes, tax laws and the environment; (17) legal claims brought against us and not resolved in the Company’s favor, such as product liability litigation, warranty claims and claims made by mortgage investors; (18) levels of competition; (19) successful identification and integration of acquisitions; (20) significant influence of the Company’s controlling stockholders; (21) availability of net operating loss carryforwards; (22) utility shortages and outages or rate fluctuations; (23) changes in trade policies, including the imposition of tariffs and duties on homebuilding materials and products, and related trade disputes with and retaliatory measures taken by other countries; (24) geopolitical risks, terrorist acts and other acts of war; (25) loss of key management personnel or failure to attract qualified personnel; (26) information technology failures and data security breaches; (27) negative publicity; and (28) certain risks, uncertainties and other factors described in detail in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2018 and subsequent filings with the Securities and Exchange Commission. Except as otherwise required by applicable securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated November 21, 2019, announcing amendments to the Exchange Offers and Consent Solicitations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC. (Registrant)

By:	/s/ Michael Discafani
Name: Michael Discafani
Title: Vice President, Corporate Counsel and Secretary

Date: November 21, 2019